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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Chronimed Inc (the "Company") on Form 10-Q for the period ended March 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henry F. Blissenbach, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 1, 2003

                                         /s/ HENRY F. BLISSENBACH
                                         ----------------------------------
                                         Henry F. Blissenbach
                                         Chief Executive Officer and
                                         Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to Chronimed, Inc. and will be retained by Chronimed, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.